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                                                                   Exhibit 4.1



NCR CORPORATION                                         COMMON STOCK
A Maryland Corporation                                  Par Value $.01

                                                This Certificate is Transferable
                                                in Boston, MA and New York, NY

          [PHOTO]

John H. Patterson-Founder
                                             CUSIP 628862 10 4
                                             See Reverse for Certain Definitions







          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

NCR Corporation, transferable on the books of the Corporation by the owner in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Charter of the Corporation and all amendments thereto and supplements thereof. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

COUNTERSIGNED AND REGISTERED:
THE FIRST NATIONAL BANK OF BOSTON
[BOSTON, MA]

TRANSFER AGENT AND REGISTRAR

BY /s/ Mary Penizic
   -------------------------
   AUTHORIZED SIGNATURE

/s/ Lars Nyberg
-------------------------------
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

/s/ Laura Nyquist
-------------------------------
SECRETARY

[seal: NCR CORPORATION, MARYLAND 1926]


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                                NCR CORPORATION

        THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER ON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE OR THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF A PREFERRED OR SPECIAL CLASS OF STOCK WHICH THE CORPORATION IS AUTHORIZED TO ISSUE TO THE EXTENT THEY HAVE BEEN SET AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES OF A PREFERRED OR SPECIAL CLASS OF STOCK. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO ITS TRANSFER AGENT.


        THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

IT TEN  -- as joint tenants with right
           of survivorship and not as
           tenants in common

UNIF GIFT MIN ACT --                   Custodian
                      -----------------           -------------
                         (Cust)                      (Minor)
                      under Uniform Gifts to Minors
                      Act
                         --------------------------------------
                                   (State)

    Additional abbreviations may also be used though not in the above list.

For value received,                    hereby sell, assign and transfer unto
                   -------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFICATION NUMBER OF ASSIGNEE
 -------------------------------------
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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE

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                                                                        Shares
-----------------------------------------------------------------------
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                 ----------------------------------------------
                                                                       Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
      ----------------------------------

                                        NOTICE: The signature(s) to this
                                        assignment must correspond with the
                                        name as written upon the face of the
                                        Certificate, in every particular,
                                        without alteration or enlargement
                                        or any change whatever.



                                X
                                 ---------------------------------------------

                                X
                                 ---------------------------------------------
                                THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                APPROVED SIGNATURE GUARANTEE MEDALLION
                                PROGRAM) PURSUANT TO S.E.C. RULE 17 Ad.15.


This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between NCR Corporation and The First National Bank of Boston, dated as of December 31, 1996 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of NCR Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by a separate certificate and will no longer be evidenced by this certificate. NCR Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.